Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2015					2014					% Change
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	4Q	Full Year
Sales	$9,425	$9,785	$10,073	$10,215	$39,498	$10,264	$10,934	$10,557	$10,482	$42,237	-3%	-6%

Costs, Expenses and Other
Materials and production	3,569	3,754	3,761	3,850	14,934	3,903	4,893	4,223	3,749	16,768	3%	-11%
Marketing and administrative	2,601	2,624	2,472	2,615	10,313	2,734	2,973	2,975	2,924	11,606	-11%	-11%
Research and development	1,737	1,670	1,500	1,797	6,704	1,574	1,664	1,659	2,283	7,180	-21%	-7%
Restructuring costs	82	191	113	233	619	125	163	376	349	1,013	-33%	-39%
Other (income) expense, net (1)	55	739	(170)	905	1,527	(163)	(650)	(166)	(10,634)	(11,613)	*	*
Income Before Taxes	1,381	807	2,397	815	5,401	2,091	1,891	1,490	11,811	17,283	-93%	-69%
Income Tax Provision (Benefit)	423	119	566	(166)	942	360	(142)	648	4,484	5,349
Net Income	958	688	1,831	981	4,459	1,731	2,033	842	7,327	11,934	-87%	-63%
Less: Net Income (Loss) Attributable to Noncontrolling Interests	5	1	5	5	17	26	29	(53)	11	14
Net Income Attributable to Merck & Co., Inc.	$953	$687	$1,826	$976	$4,442	$1,705	$2,004	$895	$7,316	$11,920	-87%	-63%
Earnings per Common Share Assuming Dilution	$0.33	$0.24	$0.64	$0.35	$1.56	$0.57	$0.68	$0.31	$2.54	$4.07	-86%	-62%
Average Shares Outstanding Assuming Dilution	2,865	2,850	2,836	2,813	2,841	2,971	2,949	2,911	2,880	2,928
Tax Rate	30.6%	14.7%	23.6%	-20.4%	17.4%	17.2%	-7.5%	43.5%	38.0%	30.9%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Other (income) expense, net includes equity income from affiliates.  Prior periods have been reclassified to conform to the current presentation.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME

GAAP TO NON-GAAP RECONCILIATION

FOURTH QUARTER 2014

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

		Acquisition and
		Divestiture-	Restructuring	Certain Other	Adjustment
	GAAP	Related Costs (1)	Costs (2)	Items (3)	Subtotal		Non-GAAP
Sales	$10,482						$10,482

Costs, Expenses and Other
Materials and production	3,749	984	105		1,089		2,660
Marketing and administrative	2,924	81	57		138		2,786
Research and development	2,283	329	108		437		1,846
Restructuring costs	349		349		349		—
Other (income) expense, net (4)	(10,634)			(10,679)	(10,679)		45
Income Before Taxes	11,811	(1,394)	(619)	10,679	8,666		3,145
Taxes on Income	4,484				3,854	(5)	630
Net Income	7,327				4,812		2,515
Less: Net Income Attributable to Noncontrolling Interests	11						11
Net Income Attributable to Merck & Co., Inc.	$7,316				4,812		$2,504
Earnings per Common Share Assuming Dilution	$2.54						$0.87

Average Shares Outstanding Assuming Dilution	2,880						2,880
Tax Rate	38.0%						20.0%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance. This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect expenses for the amortization of intangible assets recognized as a result of acquisitions. Amounts included in marketing and administrative expenses reflect integration, transaction and certain other costs related to business acquisitions, including severance costs which are not part of the company’s formal restructuring programs, as well as transaction and certain other costs related to divestitures. Amounts included in research and development expenses reflect a $316 million charge resulting from an increase in the estimated fair value of a liability for contingent consideration, as well as in-process research and development (IPR&D) impairment charges of $13 million.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to actions under the company’s formal restructuring programs.

(3) Included in other (income) expense, net is an $11.2 billion gain on the divestiture of Merck’s Consumer Care business, an additional gain of $84 million on the divestiture of certain ophthalmic products in several international markets and a $628 million loss on the extinguishment of debt.

(4) Other (income) expense, net includes equity income from affiliates.

(5) Represents the estimated tax impact on the reconciling items.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME

GAAP TO NON-GAAP RECONCILIATION

YEAR ENDED DECEMBER 31, 2014

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

		Acquisition and
		Divestiture-	Restructuring	Certain Other	Adjustment
	GAAP	Related Costs (1)	Costs (2)	Items (3)	Subtotal	Non-GAAP
Sales	$42,237					$42,237

Costs, Expenses and Other
Materials and production	16,768	5,254	482		5,736	11,032
Marketing and administrative	11,606	234	200	193	627	10,979
Research and development	7,180	365	283		648	6,532
Restructuring costs	1,013		1,013		1,013	—
Other (income) expense, net (4)	(11,613)	93		(11,811)	(11,718)	105
Income Before Taxes	17,283	(5,946)	(1,978)	11,618	3,694	13,589
Taxes on Income	5,349				2,045 (5)	3,304
Net Income	11,934				1,649	10,285
Less: Net Income Attributable to Noncontrolling Interests	14	(56)			(56)	70
Net Income Attributable to Merck & Co., Inc.	$11,920				1,705	$10,215
Earnings per Common Share Assuming Dilution	$4.07					$3.49

Average Shares Outstanding Assuming Dilution	2,928					2,928
Tax Rate	30.9%					24.3%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance. This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect expenses of $4.2 billion for the amortization of intangible assets recognized as a result of acquisitions, as well as $1.1 billion of impairment charges on product intangibles. Amounts included in marketing and administrative expenses reflect integration, transaction and certain other costs related to business acquisitions, including severance costs which are not part of the company’s formal restructuring programs, as well as transaction and certain other costs related to divestitures. Amounts included in research and development expenses reflect a charge of $316 million resulting from an increase in the estimated fair value of a liability for contingent consideration, as well as in-process research and development (IPR&D) impairment charges of $49 million primarily related to the company’s joint venture with Supera Farma Laboratorios S.A. (Supera). Amount included in other (income) expense, net represents a goodwill impairment charge related to the joint venture with Supera. Amount included in net income attributable to noncontrolling interests represents the portion of intangible asset and goodwill impairment charges related to the joint venture with Supera that are attributable to noncontrolling interests.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to actions under the company’s formal restructuring programs.

(3) Amount included in marketing and administrative expenses represents an additional year of expense related to the healthcare reform fee in accordance with final regulations issued in the third quarter by the Internal Revenue Service. Included in other (income) expense, net is an $11.2 billion gain on the divestiture of Merck’s Consumer Care business, a $741 million gain related to AstraZeneca’s option exercise, a gain of $480 million on the divestiture of certain ophthalmic products in several international markets and a $628 million loss on the extinguishment of debt.

(4) Other (income) expense, net includes equity income from affiliates.

(5) Represents the estimated tax impact on the reconciling items, including a net benefit of $517 million recorded in connection with AstraZeneca’s option exercise, as well as a benefit of approximately $300 million associated with a capital loss generated in the first quarter.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

FOURTH QUARTER 2015

(AMOUNTS IN MILLIONS)

Table 3a

	Global			U.S.			International
	4Q 2015	4Q 2014	% Change	4Q 2015	4Q 2014	% Change	4Q 2015	4Q 2014	% Change
TOTAL SALES (1)	$10,215	$10,482	-3	$4,672	$4,088	14	$5,543	$6,394	-13
PHARMACEUTICAL	9,027	9,370	-4	4,285	3,786	13	4,742	5,584	-15

Primary Care and Women’s Health
Cardiovascular
Zetia	691	662	4	452	382	18	239	281	-15
Vytorin	308	370	-17	123	145	-15	185	225	-18

Diabetes
Januvia	921	1,082	-15	486	570	-15	435	512	-15
Janumet	526	570	-8	227	255	-11	299	315	-5

General Medicine & Women’s Health
NuvaRing	193	191	1	142	127	12	51	64	-20
Dulera	153	132	16	146	125	17	7	7	3
Implanon / Nexplanon	151	123	23	102	71	44	49	52	-6
Follistim AQ	95	102	-7	37	38	-4	58	64	-8

Hospital and Specialty
Hepatitis
PegIntron	34	81	-58	(1)	2	*	35	79	-56

HIV
Isentress	374	418	-11	194	218	-11	180	201	-10

Hospital Acute Care
Cubicin(2)	322	7	*	308		*	14	7	*
Invanz	144	139	4	87	70	24	57	69	-17
Cancidas	137	175	-22	5	8	-29	132	168	-21
Noxafil	128	122	4	56	54	4	72	69	4
Bridion	92	95	-3				92	95	-3
Primaxin	86	86		3	2	50	83	84	-2

Immunology
Remicade	396	557	-29				396	557	-29
Simponi	185	188	-2				185	188	-2

Oncology
Keytruda	214	50	*	132	44	*	82	6	*
Emend	139	151	-8	80	84	-4	59	67	-11
Temodar	75	86	-14	1	3	-81	74	83	-11

Diversified Brands
Respiratory
Singulair	273	319	-14	14	21	-37	259	298	-13
Nasonex	231	268	-14	140	148	-5	91	120	-24
Clarinex	42	52	-20	5	6	-22	37	46	-19

Other
Cozaar / Hyzaar	143	192	-25	6	8	-18	137	184	-26
Arcoxia	110	118	-7				110	118	-7
Fosamax	82	112	-27	2	4	-32	80	108	-26
Propecia	50	67	-26	4	5	-18	46	62	-26
Zocor	49	64	-22	5	6	-15	44	58	-25

Vaccines
Gardasil / Gardasil 9	497	356	40	361	244	48	136	112	21
ProQuad, M-M-R II and Varivax	409	366	12	354	296	19	55	70	-21
Zostavax	246	285	-14	190	225	-16	56	60	-6
Pneumovax 23	188	346	-46	128	199	-36	60	148	-59
RotaTeq	169	169		126	119	6	43	51	-14

Other Pharmaceutical (3)	1,174	1,269	-7	370	307	21	804	959	-16

ANIMAL HEALTH	830	885	-6	237	211	12	593	674	-12

CONSUMER CARE (4)		16	*					16	*

Other Revenues (5)	358	211	69	90	92	-2	267	119	*

* 100% or greater

(1) Only select products are shown.

(2) Cubicin sales for 2014 represent the previous licensing agreement in Japan prior to the acquisition.

(3) Includes Pharmaceutical products not individually shown above. Other Vaccines sales included in Other Pharmaceutical were $148 million and $88 million on a global basis for fourth quarter 2015 and 2014, respectively.

(4) On October 1, 2014, the company divested the Consumer Care business.

(5) Other revenues are comprised primarily of alliance revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities. On June 30, 2014, AstraZeneca exercised its option to buy Merck’s interest in a subsidiary and through it, Merck’s interest in Nexium and Prilosec. As a result, the company no longer records supply sales for these products.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

DECEMBER YEAR-TO-DATE 2015

(AMOUNTS IN MILLIONS)

Table 3b

	Global			U.S.			International
	Full Year 2015	Full Year 2014	% Change	Full Year 2015	Full Year 2014	% Change	Full Year 2015	Full Year 2014	% Change
TOTAL SALES (1)	$39,498	$42,237	-6	$17,519	$17,071	3	$21,979	$25,166	-13
PHARMACEUTICAL	34,782	36,042	-3	16,238	14,214	14	18,544	21,827	-15

Primary Care and Women’s Health
Cardiovascular
Zetia	2,526	2,650	-5	1,612	1,475	9	914	1,175	-22
Vytorin	1,251	1,516	-17	479	555	-14	771	961	-20

Diabetes
Januvia	3,863	3,931	-2	2,263	2,123	7	1,601	1,809	-12
Janumet	2,151	2,071	4	976	931	5	1,175	1,140	3

General Medicine & Women’s Health
NuvaRing	732	723	1	515	461	12	216	262	-17
Implanon / Nexplanon	588	502	17	367	291	26	221	211	5
Dulera	536	460	16	515	437	18	21	24	-10
Follistim AQ	383	412	-7	160	142	13	223	270	-17

Hospital and Specialty
Hepatitis
PegIntron	182	381	-52	(4)	18	*	186	363	-49

HIV
Isentress	1,511	1,673	-10	797	843	-5	714	830	-14

Hospital Acute Care
Cubicin(2)	1,127	25	*	1,030			97	25	*
Cancidas	573	681	-16	24	22	8	548	659	-17
Invanz	569	529	8	322	265	21	247	263	-6
Noxafil	487	402	21	212	148	43	275	254	9
Bridion	353	340	4				353	340	4
Primaxin	313	329	-5	8	6	46	305	323	-6

Immunology
Remicade	1,794	2,372	-24				1,794	2,372	-24
Simponi	690	689					690	689

Oncology
Keytruda	566	55	*	393	48	*	173	7	*
Emend	535	553	-3	326	312	4	209	240	-13
Temodar	312	350	-11	7	8	-17	306	342	-11

Diversified Brands
Respiratory
Singulair	931	1,092	-15	39	39		892	1,053	-15
Nasonex	858	1,099	-22	449	577	-22	409	522	-22
Clarinex	187	232	-20	22	24	-11	165	208	-21

Other
Cozaar / Hyzaar	667	806	-17	30	28	5	637	778	-18
Arcoxia	471	519	-9				471	519	-9
Fosamax	359	470	-24	12	16	-25	347	454	-24
Zocor	217	258	-16	20	21	-3	197	237	-17
Propecia	183	264	-31	15	19	-18	168	245	-32

Vaccines
Gardasil / Gardasil 9	1,908	1,738	10	1,520	1,319	15	388	419	-7
ProQuad, M-M-R II and Varivax	1,505	1,394	8	1,290	1,191	8	214	203	6
Zostavax	749	765	-2	592	619	-4	157	146	8
RotaTeq	610	659	-7	447	476	-6	163	183	-11
Pneumovax 23	542	746	-27	378	516	-27	164	230	-29

Other Pharmaceutical (3)	4,553	5,356	-15	1,422	1,284	11	3,133	4,071	-23

ANIMAL HEALTH	3,324	3,454	-4	880	788	12	2,444	2,666	-8

CONSUMER CARE (4)	3	1,547	*	0	1,058	*	3	489	*

Other Revenues (5)	1,389	1,194	16	401	1,011	-60	988	183	*

* 100% or greater

(1) Only select products are shown.

(2) Cubicin results for the December YTD 2015 period represent sales for the eleven months following Merck’s acquisition of Cubist. Cubicin sales for 2014 represent the previous licensing agreement in Japan prior to the acquisition.

(3) Includes Pharmaceutical products not individually shown above. Other Vaccines sales included in Other Pharmaceutical were $401 million and $379 million on a global basis for December YTD 2015 and 2014, respectively.

(4) On October 1, 2014, the company divested the Consumer Care business.

(5) Other revenues are comprised primarily of alliance revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities. Other revenues in 2014 include $232 million of revenue recognized in connection with the sale of U.S. Saphris rights. On June 30, 2014, AstraZeneca exercised its option to buy Merck’s interest in a subsidiary and through it, Merck’s interest in Nexium and Prilosec. As a result, the company no longer records supply sales for these products.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	2015					2014					% Change	% Change
	1Q	2Q	3Q	Q4	Full Year	1Q	2Q	3Q	4Q	Full Year	4Q	Full Year
TOTAL PHARMACEUTICAL	$8,266	$8,564	$8,925	$9,027	$34,782	$8,451	$9,087	$9,134	$9,370	$36,042	-4	-3

United States	3,637	3,934	4,382	4,285	16,238	3,130	3,462	3,837	3,786	14,214	13	14
% Pharmaceutical Sales	44.0%	45.9%	49.1%	47.5%	46.7%	37.0%	38.1%	42.0%	40.4%	39.4%

Europe (1)	2,024	1,896	1,920	1,873	7,714	2,478	2,537	2,297	2,269	9,581	-17	-19
% Pharmaceutical Sales	24.5%	22.1%	21.5%	20.8%	22.2%	29.3%	27.9%	25.2%	24.2%	26.6%

Japan	627	629	564	785	2,605	835	859	730	965	3,389	-19	-23
% Pharmaceutical Sales	7.6%	7.3%	6.3%	8.7%	7.5%	9.9%	9.5%	8.0%	10.3%	9.4%

Asia Pacific	809	822	854	946	3,431	809	840	878	910	3,438	4	0
% Pharmaceutical Sales	9.8%	9.6%	9.6%	10.5%	9.9%	9.6%	9.2%	9.6%	9.7%	9.5%

China	318	335	353	339	1,344	282	309	318	332	1,242	2	8

Latin America	630	676	585	512	2,403	538	668	673	678	2,557	-24	-6
% Pharmaceutical Sales	7.6%	7.9%	6.5%	5.7%	6.9%	6.4%	7.3%	7.4%	7.2%	7.1%

Eastern Europe/Middle East Africa	321	372	380	402	1,476	415	459	443	500	1,817	-19	-19
% Pharmaceutical Sales	3.9%	4.3%	4.3%	4.5%	4.2%	4.9%	5.1%	4.9%	5.3%	5.0%

Canada	170	167	159	172	668	200	218	218	218	854	-21	-22
% Pharmaceutical Sales	2.1%	2.0%	1.8%	1.9%	1.9%	2.4%	2.4%	2.4%	2.3%	2.4%

Other	48	68	81	52	247	46	44	58	44	192	18	29
% Pharmaceutical Sales	0.6%	0.8%	0.9%	0.6%	0.7%	0.5%	0.5%	0.6%	0.5%	0.5%

(1) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

FOURTH QUARTER AND FULL YEAR 2015

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET

			Full Year	Full Year
	4Q15	4Q14	2015	2014
INTEREST INCOME	$(75)	$(76)	$(289)	$(266)
INTEREST EXPENSE	169	164	672	732
EXCHANGE LOSSES (1)	239	65	1,277	180
EQUITY LOSS (INCOME) FROM AFFILIATES (2)	5	(16)	(205)	(257)
Other, net (3)	567	(10,771)	72	(12,002)
TOTAL	$905	$(10,634)	$1,527	$(11,613)

(1) Fourth quarter and full year of 2015 include foreign exchange losses of $161 million and $876 million, respectively, recorded in connection with the revaluation of the company’s net monetary assets in Venezuela.

(2) Includes the performance of the company’s joint ventures and other equity method affiliates, including the Sanofi Pasteur MSD partnership, certain investment funds, as well as AstraZeneca LP until the termination of that relationship on June 30, 2014. Equity income from AstraZeneca LP was $192 million in 2014.

(3) Other, net in the fourth quarter and full year of 2015 includes a $680 million charge to settle VIOXX shareholder class action litigation, as well as a $147 million gain on the divestiture of the company’s remaining ophthalmics business in international markets. Other, net for the full year of 2015 also includes a $250 million gain on the divestiture of certain migraine clinical development programs. Other, net in the fourth quarter and full year of 2014 includes an $11.2 billion gain on the divestiture of Merck’s Consumer Care business and a $628 million loss on the extinguishment of debt. Other, net for the full year of 2014 also includes a $741 million gain on AstraZeneca’s option exercise and a gain of $480 million on the divestiture of certain ophthalmic products in several international markets.